NEWS RELEASE CONTACTS: Amanda Malkowski Kevin Lewis Public Affairs Rep. General Manager Corporate Communications Investor Relations T – (412) 433-2512 T – (412) 433-6935 E – almalkowski@uss.com E – klewis@uss.com FOR IMMEDIATE RELEASE: UNITED STATES STEEL CORPORATION PROVIDES FOURTH QUARTER AND FULL YEAR 2019 GUIDANCE • Adjusting capital allocation strategy to move faster towards world-competitive, “best of both” strategy • Updating stakeholders on accelerating progress towards achieving goal of as much as $1 billion of capital and operational cash improvements by 2022 PITTSBURGH, Dec. 19, 2019 – United States Steel Corporation (NYSE: X) today provided fourth quarter and full year 2019 guidance and key financial and operational updates that support successful execution of its world- competitive, “best of both” strategy. Fourth quarter 2019 adjusted EBITDA is expected to be approximately ($25) million, which excludes approximately $225 million of estimated restructuring and other charges. While steel markets in North America are recovering, the Europe and Tubular segments remain weak. The Company expects fourth quarter 2019 adjusted diluted loss per share to be approximately ($1.15). “While the current realities of the markets we serve are having a significant impact on our short-term results, we are taking swift action to align our operational footprint and financial strategy with our customers’ future to ensure we continue executing our ‘best of both’ integrated and mini-mill technology strategy,” commented President and Chief Executive Officer David B. Burritt. “Fourth quarter expected results confirm the need to change to make the business more resistant to factors outside of our control. While the decisions being made are difficult, we believe they allow us to drive increased stockholder value as we move towards our future faster with a more capital efficient footprint. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE We understand the impact today’s announcement to indefinitely idle Great Lakes Works has on many of our stakeholders, and we are acting now to reposition U. S. Steel around a footprint differentiated based on cost or capability.” Burritt continued, “2020 will be an important year for strategy execution and we are taking decisive action to make changes to our capital deployment strategy that help us get to where we are going faster. With the reduced capital spending forecast and quarterly dividend adjustment announced today, we are preserving $100 million of cash in 2020 to support the continued execution of our ‘best of both’ strategy.” Updates to 2020 Capital Spending Forecast: • Capital Spending Flexibility – The Company is adjusting its 2020 capital spending forecast from $950 million to $875 million, a $75 million adjustment to the previously disclosed 2020 capital spending forecast, and reprioritizing spending across the enterprise to enable focus on previously announced strategic priorities. Updates on Progress Towards Capital and Operational Cash Improvements: • 2022 Capital and Operational Cash Improvement Target – As disclosed on the October 1, 2019 call regarding the investment in Big River Steel, the Company has set a goal of achieving as much as $1 billion in capital and operational cash improvements by 2022 through activities such as rescoping asset revitalization investments, reducing fixed costs and enhancing its ability to pursue opportunities to extract incremental value from excess iron ore pellets. The Company has reduced the Asset Revitalization program by $200 - 250 million to focus the remaining program around enhancements to the Gary hot strip mill capability advantages. Additionally, the Company has already completed actions (primarily labor reductions) to date that will generate annualized cost benefits of approximately $75 million in 2020 of the stated $200 million run rate fixed cost reduction by the end of 2021. The Company continues to assess options to create incremental value, primarily through its excess iron ore pellets and has expanded the scope to include real estate opportunities. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Updates to Capital Allocation Strategy: • Dividend Policy and Stock Repurchase Program Change – The Board of Directors has approved an adjustment of the quarterly dividend to $0.01/share, from $0.05/share, to support successful execution of the Company’s world-competitive, “best of both” strategy. This change in the dividend becomes effective as dividends are declared in 2020 and is expected to deliver approximately $25 million of annual cash savings beginning in 2020. In addition, as communicated on the third quarter earnings call, the Company has stopped repurchases under its stock repurchase program and now has decided to formally terminate the program. Currently, the Company believes that executing its world-competitive, “best of both” strategy is a better use of capital than maintaining the current dividend policy or continuing with stock repurchases. These components of the capital allocation strategy remain important to the Company’s capital allocation framework and will continue to be assessed regularly by the Board of Directors. “Market dynamics reinforce the need to accelerate the world-competitive, ‘best of both’ company, ultimately centering our North American Flat-rolled footprint around three world-class assets (Big River Steel, Mon Valley Works, and Gary Works),” commented Burritt. “To get to the future faster, we remain focused on the successful execution of our strategic projects. Acquiring the remaining stake in Big River Steel continues to be our top strategic priority. We are monitoring the Phase II-A expansion of Big River and are encouraged by the progress. The EAF at Tubular remains on- budget and on-track to be operational in the second half of 2020. We remain committed to the Endless Casting and Rolling investment at Mon Valley and its timeline of first coil in 2022 and will continue to be flexible and execute investments at the Gary hot strip mill and Dynamo line at U. S. Steel Europe as market conditions warrant.” Full Year Guidance Details The Company expects full year 2019 adjusted EBITDA to be approximately $682 million, which excludes approximately $285 million of estimated restructuring and other charges and approximately $47 million of estimated impacts from the December 24, 2018 fire at our Clairton coke making facility. The Company expects full year 2019 adjusted diluted loss per share to be approximately ($0.42). The projected net loss and diluted net loss per share for the fourth quarter and full year 2019 is preliminary and is subject to the Company’s ongoing assessment of the realizability of its deferred tax assets. The net deferred tax asset as of September 30, 2019 was $452 million. If the Company determines that a valuation allowance is required, a non-cash charge will be recorded in the fourth quarter of 2019. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Fourth Quarter Adjusted EBITDA Commentary While flat-rolled steel market conditions are improving, the Company’s expected fourth quarter Flat-rolled segment results are negatively impacted by the approximately 60% of shipments impacted by lower steel selling prices in the third quarter and October. Lower fourth quarter shipments to third party customers, suggested in the previously disclosed annual shipment guidance of 10.7 million tons, are also expected to negatively impact earnings. The Company also expects the November 27 flood at the Gary Works facility to have a negative impact of approximately $15 million on fourth quarter EBITDA. In Europe, market conditions remain weak. Average realized prices in Europe have declined as low selling prices flow through monthly and quarterly contracts. Economic indicators in the region suggest difficult market conditions are likely to continue in 2020. Based on this assessment, one of the three blast furnaces remains idled and the Company has postponed the Dynamo line investment spending in 2020. Commercial headwinds in the Tubular segment are expected to drive lower-than-expected fourth quarter earnings. Selling prices continue to decline, while substrate costs improved less than expected, primarily due to higher scrap costs. This is expected to narrow margins and reduce earnings compared to the third quarter. In addition, seasonal weakness is negatively impacting quarter-over-quarter results and import levels remain high, but the electric arc furnace installation remains on-budget and on-time for 2020. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume impacts, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and present expectations or projections. These risks and uncertainties include but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 4Q 2019 Projected net loss attributable to United States Steel Corporation included in guidance $ (366) Estimated income tax benefit (113) Estimated net interest and other financial costs 64 Estimated depreciation, depletion and amortization 165 Projected EBITDA included in guidance $ (250) Estimated fourth quarter adjustments 225 Projected adjusted EBITDA included in guidance $ (25) (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 2019 Projected net loss attributable to United States Steel Corporation included in guidance $ (328) Estimated income tax benefit (156) Estimated net interest and other financial costs 215 Estimated depreciation, depletion and amortization 619 Projected EBITDA included in guidance $ 350 Estimated full year adjustments 332 Projected adjusted EBITDA included in guidance $ 682 ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET LOSS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Loss Attributable to U. S. Steel Included in Guidance 4Q 2019 Projected net loss attributable to United States Steel Corporation included in guidance $ (366) Estimated fourth quarter adjustments 1 171 Projected adjusted net loss attributable to United States Steel Corporation included in guidance $ (195) Reconciliation to Projected Adjusted Diluted Net Loss Per Share Included in Guidance 4Q 2019 Projected diluted net loss per share included in guidance $ (2.15) Estimated fourth quarter adjustments 1 1.00 Projected adjusted diluted net loss per share included in guidance $ (1.15) 1 These adjustments have been tax effected. (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Loss Attributable to U. S. Steel Included in Guidance 2019 Projected net loss attributable to United States Steel Corporation included in guidance $ (328) Estimated full year adjustments 1 257 Projected adjusted net loss attributable to United States Steel Corporation included in guidance $ (71) Reconciliation to Projected Adjusted Diluted Net Loss Per Share Included in Guidance 2019 Projected diluted net loss per share included in guidance $ (1.92) Estimated full year adjustments 1 1.50 Projected adjusted diluted net loss per share included in guidance $ (0.42) 1 These adjustments have been tax effected. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the financial effects of restructuring charges, the December 24, 2018 Clairton coke making facility fire and other adjustments that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of restructuring charges, the December 24, 2018 Clairton coke making facility fire and other adjustments that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo- 2019-042 United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 250 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com